UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/ A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    July 18 , 2008

TERRESTAR CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33546	93-0976127
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	dentification No.)

12010 Sunset Hills Road, 9th Floor	20190
Reston, VA	(Zip Code)
(Address of Principal
Executive Offices)

Registrant’s telephone number, including area code:  703-483-7800

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events

As disclosed in TerreStar Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 30, 2008, the company’s majority owned subsidiary, TerreStar Networks Inc., expects that the launch of its TerreStar -1 (TS-1) satellite will be postponed to the second quarter of 2009. On July 10, 2008, TerreStar Networks received a letter from TS-1’s launch service provider, Arianespace, confirming a launch slot for TS-1 for the period commencing June 1, 2009 through June 30, 2009.

A copy of this letter is attached as Exhibit 99.1.  This exhibit is furnished, not filed, pursuant to Regulation FD.

Item 9.01.	Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit
99.1	Letter dated July 10, 2008 from Arianespace to TerreStar Networks Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRESTAR CORPORATION

Date: July 18, 2008	By:	/s/ Jeffrey W. Epstein
Jeffrey W. Epstein
President